Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events
Subsequent Events

22. Subsequent Events

On Feb 28, 2017, the Company announced that its board of directors has approved and declared a cash dividend of US$0.083 per ordinary share. Holders of Jupai’s ADSs, each representing six ordinary shares of Jupai, are accordingly entitled to the cash dividend of US$0.5 per ADS. The cash dividend were paid by Apr 3, 2017 to shareholders of record as of the close of business on March 20, 2017. The aggregate amount of cash dividends to be paid is approximately US$16 million, which will be funded by surplus cash on the Company’s balance sheet. The determination to make dividend distributions and the amount of such distributions in any particular year will be made at the discretion of the board of directors, who intends on paying dividends only to the extent cash is available in the offshore entities.